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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                February 24, 2005

                             TRACTOR SUPPLY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                   000-23314                13-3139732
--------------------------------   -----------------   -------------------------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
 Incorporation or Organization)      File Number)          Identification No.)


   200 Powell Place, Brentwood, Tennessee                             37027
--------------------------------------------                          -----
  (Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, Including Area Code:       (615) 366-4600
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02     NON-RELIANCE  ON PREVIOUSLY  ISSUED  FINANCIAL  STATEMENTS OR A
              RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) As discussed in its press release dated February 28, 2005, the Company intends to restate certain of its previously filed annual and quarterly financial statements. The decision is the result of a review of the Company's accounting for lease transactions following the issuance of a recent letter issued by the Office of the Chief Accountant of the Securities and Exchange Commission ("SEC") to the American Institute of Certified Public Accountants expressing its views regarding certain operating lease accounting issues and their application under generally accepted accounting principles. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

        As a result of its ongoing review and after consultation with its Audit Committee and independent auditors, the Company concluded on February 24, 2005 that it will correct certain errors in its accounting for (1) amortization of leasehold improvements, (2) leasehold improvements funded by landlord incentives and (3) rent expense prior to commencement of operations.

        All necessary corrections and restated financial statements for the first three quarters of fiscal 2004 and fiscal years 2003 and 2002 are expected to be completed to allow the Company to timely file its Annual Report on Form 10-K for the fiscal year ended December 25, 2004. Accordingly, the previously issued consolidated financial statements for the interim periods ended March 27, 2004, June 26, 2004 and September 25, 2004 and the fiscal years ended December 27, 2003 and December 28, 2002 should not be relied upon.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        99.1    Press Release dated February 28, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRACTOR SUPPLY COMPANY


Date:     February 28, 2005             By:  /s/ Calvin B. Massmann
     ---------------------------           -------------------------------------
                                                 Calvin B. Massmann
                                                 Senior Vice President-
                                                 Chief Financial Officer and
                                                    Treasurer
                                                 (Duly Authorized Officer and
                                                    Principal Financial Officer)

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